CBMG
Cellular Biomedicine Group
Nasdaq: ***CBMG***

A Leading Biomedicine Innovator
For Cancers & Degenerative Diseases



Cantor Fitzgerald Global Healthcare Conference
New York, NY

September 27, 2017

Safe Harbor

Statements made in this presentation relating to plans, strategies, trends, specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include risks inherent in doing business, trends affecting the global economy, including the devaluation of the RMB by China in August 2015 and other risks detailed from time to time in CBMG's reports filed with the Securities and Exchange Commission, including quarterly reports on form 10-Q, current reports on form 8-K and annual reports on form 10-K. Forward-looking statements may be identified by terms such as "may," "will," "expects," "plans," "intends," "estimates," "potential," or "continue," or similar terms or the negative of these terms. Although CBMG believes the expectations reflected in the forward-looking statements are reasonable, they cannot guarantee that future results, levels of activity, performance or achievements will be obtained. CBMG does not have any obligation to update these forward-looking statements other than as required by law.

This presentation is strictly intended to provide general information about our company and business. Neither this presentation nor any part hereof constitutes an offer of securities.

CBMG

Company Highlights

1. CBMG is incorporated in Delaware, a NASDAQ listed Accelerated Filer, China-market centric cell therapy company focused on immuno-oncology and degenerative diseases.

2. Unmet medical needs: Knee Osteoarthritis in China 57M, US 27M; Cancer Patients: 5M new cases/year, Liquid Tumor > 300,000/Year

3. Technology: strong pipeline in CAR-T for Immuno-Oncology and world leading stem cell Knee Osteoarthritis program based on adipose tissue derived progenitor cell; scalable translational science

4. Best in class manufacturing in China: expanding from 47,300 SQF to 70,000 SQF GMP. Strategic Partnership With GE Healthcare China

5. Seasoned management team comprised of leading US & European large pharma background along with China hospital and regulatory expertise

CBMG

Recent Milestones Achieved

CAR-T Therapies

- ✓Launched CARD-1 (C-CAR011, CD19) clinical trial in DLBCL & NHL
- ✓Launched CALL-1 (C-CAR011, CD19) clinical trial in Adult ALL

Adipose-Derived Progenitor Cell for Knee Osteoarthritis (KOA)

- ✓Robust preclinical data package
- ✓Successfully completed Phase IIb ReJoin® autologous trial
- ✓Reported safe & promising mid-term Phase I AlloJoin™ allogeneic trial
- ✓Awarded $2.29M grant from California Institute for Regenerative Medicine (CIRM) to fund AlloJoin™ for KOA in the U.S.

International standard GMP Facilities

- ✓Strategic collaboration with GE Healthcare Life Sciences China to establish joint technology laboratory
- ✓47,300 sq. ft. in three major Chinese cities; expanding to 70,000 sq. ft. by November 2017
  - ✓Capable of treating up to 10,000 cancer patients per year (CAR-T)
  - ✓Capable of treating up to 10,000 KOA patients per year (Stem Cell)

CBMG

C-CAR011 *CARD-1 & CALL-1*
Phase I Clinical Trial Designs

CARD-1: Phase I Trial in Chemo-Refractory DLBCL

Key Eligibility Criteria:
- Refractory DLBCL
- According to Scholar-1 criteria
- ECOG 0-1

Primary Outcome Measures:
- Safety (DLT and TEAEs in 28 days)

Secondary Outcome Measures:
- ORR(CR+PR) in 12 weeks
- DCR in 12 weeks

Operational:
- Single Center
- Using 3+3 dose escalation design, enroll up to 18 patients
- **Topline Phase I data Q4 2017**

CALL-1: Phase I Trial in Relapsed/Refractory Adult ALL

Key Eligibility Criteria:
- Refractory and Relapsed Adult ALL
- ECOG 0-1

Primary Outcome Measures:
- Safety (DLT and TEAEs in 28 days)

Secondary Outcome Measures:
- ORR (CR+CRi) and MRD- in 8 weeks
- OS in 6 month

Operational:
- Single Center
- Using 3+3 dose escalation design, enroll up to 18 patients
- **Topline Phase I data Q4 2017**

CBMG

C-CAR011 Ongoing Clinical Trials


TRIAL
2016
2017
2018
2019
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
CARD-1 (DLBCL)
PHASE I
PHASE II
Last Patient In
Topline Data
CALL-1 (Adult ALL)
PHASE I
PHASE II
Last Patient In
Topline Data

Immuno-Oncology Pipeline

	Product	Indication	Pre-Clinical	Phase I	Phase II
CAR-T	C-CAR011 (anti-CD19)	DLBCL			
		ALL			
	Anti-BCMA CAR	MM			
	Anti-CD22 CAR	Heme Malignancies			
	Anti-CD20 CAR	CLL & NHL			
	CD20-CD19 Bispecific CAR	CLL & NHL			
	BiCAR (undisclosed)	AML			
	PD-1 and CAR-T combination therapy	Heme Malignancies			
		Solid Tumors			
	Anti-CD30 CAR	HL			
	Anti-EGFR CAR	Multiple Solid Tumors			
GVAX Vaccine (CD40L)	Dendristim™ Combination	Advanced NSCLC			

ALL = acute lymphoblastic leukemia
CLL = chronic lymphocytic leukemia
KO = knockout
AML = acute myeloid leukemia
DLBCL = diffuse large B cell lymphoma
NSCLC = Non small cell lung cancer
BiCAR = bispecific CAR
HL = Hodgkin lymphoma
MM = Multiple Myeloma

Stem Cell Therapy Pipeline Current Status

	TECHNOLOGY	INDICATION	PRE-CLINICAL	PHASE I	PHASE II	PHASE III
haMPC	ReJoin® (Autologous)	KOA				
	AlloJoin™ (Allogeneic)	KOA				

- **ReJoin® Phase IIb met primary and secondary end-points**
  - **Safe, and provide both symptom relief and cartilage regeneration**
- **AlloJoin™ Phase I interim data demonstrated safety and tolerability**
- **Awarded $2.29M grant from CIRM to fund AlloJoin™ for KOA in the U.S.**
- **Regulatory path for stem cells in China has been rolled out recently, requiring IND/NDA application like other drugs**
  - **ReJoin® China IND submission to CFDA, Q4 2017**
  - **AlloJoin™ China IND submission to CFDA, Q4 2017**
  - **AlloJoin™ US pre-IND meeting held in 2016; IND submission to FDA in 2018**

haMPC = Human Adipose Derived Mesenchymal Progenitor Cells
KOA = Knee Osteoarthritis

State-of-the-Art R&D and GMP Facilities

Current Total GMP Facility: **47,300 sq ft**

- **Plasmid Manufacture**
- **Virus Manufacture (BSL-2)**
- **CART Manufacture I (BSL-2, B)**
- **CART Manufacture II (BSL-2, C)**
- **hMSC Manufacture**
- **QC Testing Centre**
- **Key reagent preparation**

✓ **Conforming to regulatory requirements**
✓ **Strong and independent QA system**
✓ **1000+ SMP/SOP**
✓ **Skilled staff**

Beijing


SouFun

Wuxi



Shanghai



Integrated CMC for CAR-T Cell Therapy

Plasmid Production

- GMP grade
- High capacity:
- 1-10 g/lot
- Low endotoxin: <0.01 EU/mg
- High transfection rate

Viral Vectors Production

- GMP grade
- Strong capacity:
- Lentin, Retro, AAV, Ad
- Automated purification process
- High titer: >10^7 Tu/ml

CAR-T Cells Production

- Standardization/centralized
- Automation/closed system
- Serum free
- High positive rate, 50%-90%
- High yield: 3~5e9
- High viability: >90%
- Clinic grade frozen products


CAR-T GMP FACILITY



Centralized and Automated Process



Hospital 1
Hospital 2
Hospital 3
Hospital 4
Hospital 5
CBMG Shanghai
Sample procurement & processing
Selection & Expansion
Cryo-preserved products
Tech Transfer
Intermediates
109 QC assays for CAR-T
59 QC assays for stem cells
CBMG Wuxi
Library of Plasmid, Virus, Reagents, Stem Cells

Additional Capacity Expansion to Meet Demands

Aiming to support simultaneous clinical trials for various products and multi-centers

FACILITY EXPANSION

- Wuxi GMP facility has just been expanded to 27,000 sq ft
- New Shanghai GMP facility will have approximately 40,000 sq. ft.

PROCESS IMPROVEMENT

- 90% closed system
- Predominantly automated system



New HQ and R&D/GMP Facility in Zhangjiang, Shanghai

Building capacity to support product commercialization in the near future

- By November 2017 GMP Facility: **70,000 sqft**
- Total **22** independent production lines; **53** clean rooms
- Treat **10,000** Cancer Patients/year
- Treat **10,000** KOA Patients/year

CBMG

Recent Announcements: Wuxi GMP Expansion

March 30, 2017: Expanded Wuxi Facility For Advanced Stem Cell Manufacturing

- 30,000 sq ft, of which 20,000 sq ft of GMP facility is dedicated to advanced stem cell manufacturing
- 6 independent production lines
- High quantity, GMP grade Plasmid and Viral Vector production systems
- Integrated with CBMG's overall Chemistry, Manufacturing, and Controls (CMC) process



Recent Announcements: Strategic Partnership with GE

April 10, 2017: Announced CBMG and GE Healthcare Life Sciences China Strategic Partnership and to Establish Joint Technology Laboratory

- Joint laboratory with CBMG's new Shanghai Zhangjiang GMP-facility
- Co-develop high-quality industrial control processes in CAR-T & stem cell manufacturing
- Joint R&D of a fully integrated and automated immunotherapy cell preparation system


CBMG
Cellular Biomedicine Group
GE医疗



China Market

- **U.S. drug pricing pressure not applicable in the China market**
- **China CFDA Cell Therapy Regulation**

On December 16, 2016, CFDA issued solicitation on feedback to its draft "Technical Guidelines for Research and Evaluation of Cellular Products".

After the draft policy was issued, multiple meetings took place to solicit industry and academic feedback. Expect policy to be codified in Q4/2017

- **Signaling near term codification / clarification of regulation**
  - **Substantial barrier-to-entry for newcomers**
  - **A seasoned team, first mover advantage, and manufacturing capabilities make CBMG highly distinguishable**

- **China Landscape**
  - **Aging: China has a rapidly aging population: over 20% of the 1.4 billion people are over 55 years old**
  - **Urbanization & Stressful Lifestyle: China has added more than 500 million people to its cities in the past 35 years**
  - **Approximately 5M new cancer patients annually**
  - **57M Knee Osteoarthritis patients** [International Journal of Rheumatic Diseases, 2011]

CBMG

Seasoned Management & Scientific Advisors

Bizuo (Tony) Liu
CEO, Executive Director

Yihong Yao, PhD
CSO

Xia Meng, PhD
COO, RA, QA, Commercialization
BioMerieux, Transgene, Merieux

Chase Dai, D.M.Sc.
SVP, Clinical Development

Helen Zhang
SVP, Technology & Manufacturing

Jack Wang, MD, PhD
Corporate VP, Regenerative Medicine

Michael Caligiuri, PhD MD
Chair of External Advisory Board
AACR, The James Cancer Center
ORIEN

Alan List, MD
Chair of Scientific Advisory Board
President and CEO of Moffitt Cancer Center and Research Institute

Scott J. Antonia, MD, PhD
Scientific Advisor
Program Leader, Immunology Program at Moffitt Center; Professor of Oncology at USF College of Medicine

Guo-Tong Xu, MD, PhD
Scientific Advisor
Professor of Ophthalmology and Regenerative Medicine, Dean of Tongji University School of Medicine; Director of Stem Cell Bank of TUSM

Milestones

Q4 2016	✓ Approval of CARD-1 Clinical Trial in DLBCL in China ✓ Announced promising interim 3-month safety data from Phase I clinical trial for AlloJoin™ for Knee Osteoarthritis (KOA) in China

Q1 2017	✓ Expansion of research and GMP manufacturing facilities
	    ✓ Begin Shanghai Zhangjiang facility build out
	    ✓ Wuxi expansion complete
	✓ Approval of CALL-1 Trial in adult acute lymphoblastic leukemia (ALL) in China
	✓ Awarded $2.29M grant from California Institute for Regenerative Medicine (CIRM) to fund AlloJoin™ for KOA in the U.S.

Q2 2017	✓ Strategic collaboration with GE Healthcare Life Sciences China to establish joint technology laboratory ✓ Approval of 2nd site for CARD-1 Trial in Non-Hodgkin Lymphoma (NHL) in China
Q3 2017	✓ Grand opening, Wuxi newly expanded GMP facility
Q4 2017	• November 4, Grand Opening of new Shanghai Zhangjiang facility • C-CAR011 Phase I DLBCL Trial in China - Topline Data Readout • Expecting China cell therapy regulations to be codified • AlloJoin™ Phase I Knee Osteoarthritis in China - Final Data Readout


CBMG
Cellular Biomedicine Group
Saving Life
Revitalizing Life
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